SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (Date of earliest event reported): AUGUST 16, 2000


                           PARAGON TRADE BRANDS, INC.
               (Exact name of registrant as specified in charter)

                                    DELAWARE

                 (State or other jurisdiction of incorporation)

                                     1-11368

                            (Commission File Number)

                                   91-1554663

                        (IRS Employer Identification No.)

                   180 TECHNOLOGY PARKWAY, NORCROSS, GA 30092
               (Address of principal executive offices) (Zip Code)

                                 (678) 969-5000

              (Registrant's telephone number, including area code)








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                                                      Exhibit Index is at Page 3


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ITEM 5.      OTHER EVENTS.

     On August 16, 2000, Paragon Trade Brands, Inc. (the "Company") issued a press release announcing its plans to exit the feminine care business. A copy of such press release is included as an exhibit to this report and incorporated herein by reference. As part of this exit, the Company will shut down its Gaffney, South Carolina feminine care manufacturing operations before the end of the year. The Company expects to take a third quarter charge of approximately $16 million for severance, the writedown of certain feminine care assets and other related expenditures.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

         EXHIBIT NUMBER                  DESCRIPTION
         --------------                  -----------

                99.1                     Press Release dated August 16, 2000



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                PARAGON TRADE BRANDS, INC.
                                                (Registrant)


                                                By: /S/ ALAN J. CYRON
                                                    ----------------------------
                                                Name: Alan J. Cyron
                                                Title: Chief Financial Officer

Dated:  September 13, 2000












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                                  EXHIBIT INDEX

EXHIBIT NUMBER                DESCRIPTION
--------------                -----------

       99.1                   Press Release dated August 16, 2000
















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